Exhibit 23.3

CONSENT OF QUALIFIED PERSON

I, Nigel Fung, P. Eng., (the “Qualified Person”), in connection with the Registration Statement on Form F-1 to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Sections 2, 12, 13, 15.1, 15.2, 16, 18.2, 19, 20, 21 and 25 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this 22nd day of May 2026.

/s/ Nigel Fung
Nigel Fung, P. Eng.
Principal Mining Engineer
DRA Americas Inc.

CONSENT OF QUALIFIED PERSON

I, Daniel M. Gagnon, P.Eng., (the “Qualified Person”), in connection with the Registration Statement on Form F-1 to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Section 18.1 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this 22nd day of May 2026.

/s/ Daniel M. Gagnon
Daniel M. Gagnon, P. Eng.
Senior Vice President East Canada and Mining
DRA Americas Inc.

CONSENT OF QUALIFIED PERSON

I, Claude Bisaillon, P.Eng., (the “Qualified Person”), in connection with the Registration Statement on Form F-1 to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Sections 3 to 9 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this 22nd day of May 2026.

/s/ Claude Bisaillon
Claude Bisaillon, P. Eng.
Senior Geotechnical Engineer
DRA Americas Inc.

CONSENT OF QUALIFIED PERSON

I, Masoud Gorjian, P.Eng., (the “Qualified Person”), in connection with the Registration Statement on Form F-1 to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Sections 10 and 14 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this 22nd day of May 2026.

/s/ Masoud Gorjian
Masoud Gorjian, P. Eng.
Director-
Ferrous & Decarbonization Industries
DRA Americas Inc.

CONSENT OF QUALIFIED PERSON

I, Schadrac Ibrango, P.Geo., Ph.D., MBA, (the “Qualified Person”), in connection with the Registration Statement on Form F-1 to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Section 11 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this 22nd day of May 2026.

/s/ Schadrac Ibrango
Schadrac Ibrango, P.Geo., Ph.D., MBA
Lead Geology and Hydrogeology Consultant
DRA Americas Inc.

Page 1 of 1